Commitments and Contingencies	12 Months Ended
Oct. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

12.  COMMITMENTS AND CONTINGENCIES

Contingencies

On February 26, 2015, a complaint for patent infringement was filed in the United States District Court for the Eastern District of Texas by Richard Baker, an individual residing in Australia, against Microsoft, Nintendo, the Company and a number of other game publisher defendants. The complaint alleges that the Company’s Zumba Fitness Kinect game infringed plaintiff’s patents in motion tracking technology. The plaintiff is representing himself pro se in the litigation and is seeking monetary damages in the amount of $1.3 million. The Company, in conjunction with Microsoft, is defending itself against the claim and has certain third party indemnity rights from developers for costs incurred in the litigation. In August 2015, the defendants jointly moved to transfer the case to the Western District of Washington. On May 17, 2016, the Washington Court issued a scheduling order that provides that defendants leave to jointly file an early motion for summary judgement in June 2016.  On June 17, 2016, the defendants jointly filed a motion for summary judgment that stated that none of the defendants, including the Company, infringed upon the asserted patent.  On July 9, 2016, Mr. Baker opposed the motion. On July 15, 2016, the defendants jointly filed a reply.  The briefing on the motion is now closed.  The Court has not yet issued a decision or indicated if or when there will be oral argument on the motion.

Intelligent Verification Systems, LLC ("IVS"), filed a patent infringement complaint on September 20, 2012, in the United States District Court for the Eastern District against the Company and Microsoft Corporation. In March 2015, the court issued an order excluding the evidence proffered by IVS in support of its alleged damages, including the opinion of its damages expert.  IVS appealed that decision. On January 19, 2016, the Federal Circuit denied IVS’ appeal and affirmed the district court’s orders that excluded the plaintiff’s damages expert and dismissed the case.

In addition to the item above, the Company at times may be a party to claims and suits in the ordinary course of business. We record a liability when it is both probable that a liability has been incurred and the amount of the loss or range of loss can be reasonably estimated. The Company has not recorded a liability with respect to the matter above. While the Company believes that it has valid defenses with respect to the legal matter pending and intends to vigorously defend the matter above, given the uncertainty surrounding litigation and our inability to assess the likelihood of a favorable or unfavorable outcome, it is possible that the resolution of the matter could have a material adverse effect on our consolidated financial position, cash flows or results of operations.

Commitments

The Company leases office space at 4041 T Hadley Road, South Plainfield, New Jersey at a cost of approximately $1,613 per month under a lease agreement that expires in March 2017. Total rent expense amounted to approximately $20,000 and $165,000 for the years ended October 31, 2016 and 2015, respectively, including charges incurred upon vacating its previous administrative offices in 2015.

The Company has entered into employment agreements with key executives that contain severance terms and change of control provisions.